October 31, 2007

Citi Residential Lending Inc.
390 Greenwich Street, 6th Floor
New York,  New York  10013

RE:           Servicing Agreement, dated as of September 1, 2007 (the “Servicing Agreement”), between Citigroup Global Markets Realty Corp. (the “Owner”) and Citi Residential Lending Inc. (the “Company”)

Dear Mr. Hays:

Please refer to the captioned Servicing Agreement.  Please take notice that with respect to the mortgage loans described in the schedule attached hereto as Exhibit A (the “Mortgage Loans”), (i) the Initial Purchaser has designated CitiMortgage, Inc. as the Purchaser’s agent for purposes of master servicing the Mortgage Loans and (ii) effective October 31, 2007 (the “Effective Date”) the Initial Purchaser will have assigned all of its right, title and interest in and to the Mortgage Loans to Citigroup Mortgage Loan Trust, Inc. (the “Depositor”) who in turn will have assigned all of its right, title and interest in and to the Mortgage Loans to the trust (the “Trust”) established pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2007 (the “Pooling Agreement”), among the Depositor, U.S. Bank, National Association, as trustee (including its successors in interest and any successor trustees the “Trustee”), CitiMortgage, Inc. as master servicer and trust administrator (including its successors in interest and any successor servicer or trust administrator under the Pooling Agreement, the “Master Servicer” and the “Trust Administrator”) and Citibank, N.A. as paying agent, certificate registrar and authenticating agent (the “Paying Agent”) and pursuant to which the Citigroup Mortgage Loan Trust, Inc., Mortgage Pass-Through Certificates, Series 2007-10 will be issued.  All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Servicing Agreement.

Please acknowledge that:

1.           Recognition of Assignment by the Company.

From and after the Effective Date,

 (i)            the Company shall recognize the Trustee for the benefit of the certificateholders as the owner of the Mortgage Loans and “Purchaser” under the Reconstituted Servicing Agreement,

(ii)            the Company shall continue to service such Mortgage Loans for the benefit of the Purchaser and its successors and assigns, including the Trust, pursuant to the terms of the Servicing Agreement subject to amendments and modifications as are set forth in this letter (the “Letter Agreement”), notwithstanding anything contained in the Servicing Agreement to the contrary.  It is the express intention of the Company and the Initial Purchaser that this Letter Agreement shall constitute a separate and distinct servicing agreement with respect to the Mortgage Loans and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto, it being understood that the terms and conditions of the Servicing Agreement are incorporated herein, except to the extent any such terms and conditions are specifically modified herein (this Letter Agreement including such incorporated terms and conditions, the “Reconstituted Servicing Agreement” with respect to the Mortgage Loans). It is understood that the Initial Purchaser is relying on Company’s cooperation and ability to service the Mortgage Loans in accordance with the requirements of such securitization;

(iii)            the Master Servicer shall have the right to enforce the servicing covenants, duties and obligations of the Company under the Reconstituted Servicing Agreement with respect to the Mortgage Loans and the Company shall indemnify the Master Servicer in addition to the Purchaser and its successors and assigns on the same terms and conditions as provided in the Servicing Agreement.  Neither the Company nor the Purchaser shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Reconstituted Servicing Agreement with respect to Company’s performance of its servicing obligations under the Reconstituted Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Master Servicer;

(iv)            Citibank, N.A. shall serve as the Custodian with respect to the Mortgage Loans;

(v)            the Company shall deliver all reports, statements, attestations and information required to be delivered by it with respect to the Mortgage Loans pursuant to Article V, VI and VII of the Servicing Agreement to the Master Servicer and shall deliver to the Trust Administrator and Paying Agent all reports, statements, attestations, notices and information required to be delivered by it with respect to the Company or the Mortgage Loans pursuant to Article XI the Servicing Agreement.

2.           Representations and Warranties of the Company

(a)           The Company warrants and represents to the Initial Purchaser, the Depositor and the Trust as of the date hereof that:

(i)           The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(ii)           The Company has full power and authority to execute, deliver and perform its obligations under this Letter Agreement and has full power and authority to perform its obligations under the Servicing Agreement. The execution by the Company of this Letter Agreement is in the ordinary course of the Company’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company’s charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Letter Agreement have been duly authorized by all necessary corporate action on part of the Company. This Letter Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Initial Purchaser and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(iii)           No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Letter Agreement; and

(iv)           There is no action, suit, proceeding or investigation pending or threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Letter Agreement or the Servicing Agreement, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Company to perform its obligations under this Letter Agreement or the Servicing Agreement, and the Company is solvent.

(b)           Pursuant to Section 10.02 of the Servicing Agreement, the Company hereby represents and warrants, for the benefit of the Initial Purchaser, the Depositor and the Trust, that the representations and warranties set forth in Article III of the Servicing Agreement, are true and correct as of the date hereof as if such representations and warranties were made on the date hereof.

The Initial Purchaser hereby retains the right to enforce the representations and warranties set forth in Article III of the Servicing Agreement with respect to the Company and the Mortgage Loans and, if applicable, require the Company to repurchase a Mortgage Loan.

3.           Additional Provisions

Notwithstanding anything to the contrary in the Servicing Agreement, the Initial Purchaser and the Company agree to modify the Servicing Agreement as follows and the Company agrees to service the Mortgage Loans in accordance with such modifications from and after the date hereof:

(a)            If a Mortgage Loan is a MERS Mortgage Loan, the Company shall cause MERS to designate the Trustee on the MERS® System as the beneficial holder of such Mortgage Loan.

(b)            The Company acknowledges that a REMIC election has been or will be made with respect to the arrangement under which the Mortgage Loans and related REO Property are held.  Accordingly, the Company will comply with the provisions of Section 4.13 of the Servicing Agreement.

(c)            The Custodial and Escrow Accounts established pursuant to the Servicing Agreement with respect to the Mortgage Loans shall be entitled “Citi Residential Lending Inc., as agent, trustee, and/or bailee for CitiMortgage, Inc., master servicer.”

(d)            All amounts due the Purchaser with respect to the Mortgage Loans under the Reconstituted Servicing Agreement shall be remitted to the Master Servicer for the benefit of the Trust pursuant to the wire instructions set forth on Exhibit B or as otherwise may be directed by the Master Servicer by notice to the Company in writing.

(e)            The address of the Master Servicer for purposes of all notices and correspondence related to the Mortgage Loans and for reports and statements shall be as follows:

CitiMortgage, Inc.
Master Servicing Division- MC: N3B-355M
4000 Regent Blvd.
Irvine, TX 75063

(f)            The address of the Trust Administrator for purposes of all reports and statements shall be as follows:

CitiMortgage, Inc.
REMIC/Bond Administration MS:337
1000 Technology Drive
O'Fallon, MO 63368

(g)           The address of the Custodian for the purpose of any request, instruction, or notice required or permitted to be given to the Custodian under the Reconstituted Servicing Agreement shall be as follows:

Citibank, N.A.
5280 Corporate Drive
MSM 0030
Frederick, MD 21703

(h)    If in any month a Mortgage Loan is subject to a modification, the Company shall provide a servicer report (together with any other monthly reports under the Servicing Agreement) to the Master Servicer, containing the loan modification information.  The Company shall use its reasonable efforts to provide the information set forth in Schedule I hereto in such servicer report, to allow the Master Servicer to make monthly reports in compliance with the Standard & Poor’s Revised Guidelines For U.S. RMBS Loan Modification and Capitalization Reimbursement Amounts (the “S&P Guidelines”).  Notwithstanding Schedule I hereto, the Company shall also use its reasonable efforts to provide any such other information with respect to loan modifications and reimbursement amounts as the Master Servicer may reasonably require to perform the calculations necessary for the Master Servicer  to perform its reporting obligations, including but not limited to, the reporting contemplated by the S&P Guidelines.

The Company shall also provide the Custodian and the Master Servicer with a copy of the executed modification agreement, if applicable, in connection with such Mortgage Loan.

(i)           The Company acknowledges that it will reimburse itself for Monthly Advances solely in accordance with Section 4.05 of the Servicing Agreement.

4.           Miscellaneous

(a)           This Letter Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

(b)           No term or provision of this Letter Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

(c)           This Letter Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Master Servicer acting on the Trust’s behalf). Any entity into which Purchaser or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Purchaser or Company, respectively, hereunder.

(d)           This Letter Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

(e)           In the event that any provision of this Letter Agreement conflicts with any provision of the Servicing Agreement with respect to the Mortgage Loans, the terms of this Letter Agreement shall control.

5.           Regulation AB Compliance

(a)           The Company acknowledges that as of the Effective Date the Mortgage Loans will be included in a Securitization Transaction that is subject to reporting obligations under the Exchange Act.

(b)           The Initial Purchaser hereby requests that the Company provide the information required by Section 11.03 of the Reconstituted Servicing Agreement.

(c)           Pursuant to Section 11.03(c)(J) the following are parties to the securitization transaction in which the Mortgage Loans will be included:

(i)	Citigroup Global Markets Realty Corp. (sponsor);

(ii)	Citigroup Mortgage Loan Trust Inc. (depositor);

(iii)	Citigroup Mortgage Loan Trust 2007-10 (issuing entity);

(iv)	CitiMortgage, Inc. (the master servicer and trust administrator);

(v)	U.S. Bank National Association (the trustee);

(vi)	Citibank, N.A. (a custodian, paying agent, certificate registrar and authenticating agent);

(vii)
CitiMortgage, Inc., Citi Residential Lending, Inc., Countrywide Home Loans Servicing LP, Greenpoint Mortgage Funding, Inc., National City Mortgage Co., Opteum Financial Services, LLC, SunTrust Mortgage, Inc., Wells Fargo Bank, N.A., (the servicers);

(viii)
American Home Mortgage Corp., Argent Mortgage Company, LLC, CitiMortgage, Inc., Countrywide Home Loans, Inc., GreenPoint Mortgage Funding, Inc., HomeBanc Mortgage Corporation, LoanCity, Metro City Mortgages Inc., Mission 1 Funding, Inc., National City Mortgage Co.., Opteum Financial Services, LLC, [Penn Federal], Sea Breeze Mortgage Services, Inc., Secured Bankers Mortgage Company, SunTrust Mortgage, Inc., Taylor, Bean & Whitaker Mortgage Corp., Weichert Financial Services and Wells Fargo Bank, N.A.  (the originators); and

(ix)	Citibank, N.A. (a custodian).

[SIGNATURE PAGE FOLLOWS]

Please acknowledge your agreement to the terms of this letter by executing it in the space provided below and returning it to Peter D. Steinmetz.

CITIGROUP GLOBAL MARKETS REALTY CORP.

By:	/s/ Jonathan Riber
Name:	Jonathan Riber
Title:	Vice President

Acknowledged and agreed: CITI RESIDENTIAL LENDING INC. Servicer

By:	/s/ John P. Grazer
Name:	John P. Grazer
Title:	Executive Vice President

CITIMORTGAGE, INC. Master Servicer

By:	/s/ Tommy R. Harris
Name:	Tommy R. Harris
Title:	Senior Vice President

Exhibit A

Mortgage Loans

Exhibit B

CITIMORTGAGE
WIRING INSTRUCTIONS

Bank Name:	CitiBank (West)
Bank City/State:	Glendale, CA
ABA Number:	321171184
Account Name:	CMI MSD Clearing
Account Number:	#070-4913896

Please include your investor number, servicer and purchase number, and remittance cutoff date on all wires.  Wires for multiple investors should have backup provided that indicates the amount of funds for each investor.  Backup for multiple investor wires needs to be sent by fax or e-mail the morning the wire is sent and should include the investor number, servicer and purchase number, and total amount of remittance for each investor.

Wires for payoffs need to include your loan number and the payoff date.  Backup for payoffs needs to be sent by fax or e-mail the morning the wire is sent.

Please address all cash related e-mails to Chao Li at chao.li@citigroup.com, Mary Flores at mary.h.flores@citigroup.com and Carolyn Ward at carolyn.ward@citigroup.com.

Please address all cash related faxes to the CASH DEPARTMENT.  The fax number is (469) 220-1572.  If you have any questions concerning these instructions, please call Chao Li at (469) 220-0912.

Schedule I

Loan Modification Information

For each modified Mortgage Loan:

1.  the loan number and the date of the modification;

2.  the type of modification performed including, but not limited to, rate reduction, capitalization of arrearages, extension of term or forgiveness of amounts due;

3.  the old provisions and new modified provisions of such Mortgage Loan;

4.  the amount of principal forgiveness for the current period;

5.  whether the loan is in a trial modification period or has been permanently modified;

6.  when the trial period ends;

7.  the date of the most recent loan modification for the Mortgage Loan;

8.  the modified rate and the rate the borrower was supposed to have paid; and

9.  the amount of capitalized reimbursement amounts that the servicer repaid itself in the current period.